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                                                                    Exhibit 23.2





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed registration statement files No. 333-61333, 333-53451, 333-49379, 333-03246,
333-35841 and 33-05918.


/S/ ARTHUR ANDERSEN LLP


Dallas, Texas
April 2, 1999